UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2006

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices)             (Zip Code)

(718) 286-7900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2006 , we entered into an amendment to our purchase agreement with AVSA, S.A.R.L., an affiliate of Airbus Industrie, to defer the delivery of 12 firmly ordered Airbus A320 aircraft from 2006 through 2007 to 2011 through 2012. The amendment also shifted seven of our options to purchase aircraft from 2011 and 2012 to 2009, 2010 and 2013. Concurrently, we entered into an amendment to our purchase agreement with IAE International Aero Engines AG to effect corresponding changes to the delivery schedule for the engines related to these firmly ordered and option aircraft.

Item 2.02 Results of Operations and Financial Condition

On April 25, 2006, we issued a press release announcing our financial results for the first quarter ended March 31, 2006. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information included under Item 2.02 of this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 25, 2006 of JetBlue Airways Corporation announcing financial results for the first quarter ended March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: April 25, 2006	By:	/s/ HOLLY NELSON
Senior Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated April 25, 2006 announcing financial results for the first quarter ended March 31, 2006.